UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2010

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-159738) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On November 5, 2010, Wells Fargo & Company issued the following Medium-Term Notes, Series K: (i) Notes Linked to a Global ETF Basket due May 7, 2014; (ii) Notes Linked to the Rogers International Commodity Index – Excess Return due May 6, 2016; (iii) Notes Linked to the S&P 500 Index due May 7, 2014; (iv) Notes Linked to the Russell 2000 Index due May 7, 2014; and (v) Notes due November 5, 2017 (collectively, the “Notes”).

The purpose of this Current Report is to file with the Securities and Exchange Commission the form of Note related to each issuance, the opinion of Mary E. Schaffner, Esq. regarding the Notes and the opinion of Sullivan & Cromwell, Wells Fargo & Company’s special tax counsel, regarding the Notes due November 5, 2017.

(d)	Exhibits

4.1	Form of Medium-Term Notes, Series K, Notes Linked to a Global ETF Basket due May 7, 2014.

4.2	Form of Medium-Term Notes, Series K, Notes Linked to the Rogers International Commodity Index – Excess Return due May 6, 2016.

4.3	Form of Medium-Term Notes, Series K, Notes Linked to the S&P 500 Index due May 7, 2014.

4.4	Form of Medium-Term Notes, Series K, Notes Linked to the Russell 2000 Index due May 7, 2014.

4.5	Form of Medium-Term Notes, Series K, Notes due November 5, 2017.

5.1	Opinion of Mary E. Schaffner, Esq.

8.1	Opinion of Sullivan & Cromwell, LLP

23.1	Consent of Mary E. Schaffner, Esq. (included as part of Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: November 5, 2010	/s/ Paul R. Ackerman
Paul R. Ackerman
Executive Vice President and Treasurer

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing

4.1	Medium-Term Notes, Series K, Notes Linked to a Global ETF Basket due May 7, 2014.	Electronic Transmission

4.2	Form of Medium-Term Notes, Series K, Notes Linked to the Rogers International Commodity Index – Excess Return due May 6, 2016.	Electronic Transmission

4.3	Form of Medium-Term Notes, Series K, Notes Linked to the S&P 500 Index due May 7, 2014.	Electronic Transmission

4.4	Form of Medium-Term Notes, Series K, Notes Linked to the Russell 2000 Index due May 7, 2014.	Electronic Transmission

4.5	Form of Medium-Term Notes, Series K, Notes due November 5, 2017.	Electronic Transmission

5.1	Opinion of Mary E. Schaffner, Esq.	Electronic Transmission

8.1	Opinion of Sullivan & Cromwell LLP	Electronic Transmission

23.1	Consent of Mary E. Schaffner, Esq. (included as part of Exhibit 5.1)

23.2	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1)

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